
9:41
LifeMD
Schedule your appointment
ASAP
~20 min wait
Today
Jan 23
Tomorrow
Jan 24
Dr. Jennell Giles
Any available provider
Schedule an appointment
Possible conditions:
Middle ear infection
Strong evidence
Inflamation of external ear



LifeMD

Investor Presentation

August 2023
NASDAQ: LFMD

Important cautions regarding forward-looking statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this presentation may be identified by the use of words such as: "believe," "expect," "anticipate," "project," "should," "plan," "will," "may," "intend," "estimate," predict," "continue," and "potential," or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, "Risk Factors" identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

This presentation is not an offer to sell or a solicitation of an offer to purchase securities by the Company. Any such offer or solicitation, if any, will only be made by means of offering documents (*e.g.*, prospectus, offering memorandum, subscription agreement and or similar documents) and only in jurisdictions where permitted by law. Certain information contained herein has been provided by or obtained from third-party sources and has not been independently audited or verified by the Company. The Company makes no representation or warranty, express or implied as to the accuracy or completeness of information contained in this document, and nothing contained in this document is, or shall be relied upon as, a promise or representation by the Company.

This presentation is not intended for any commercial purpose but strictly for educational or informational purposes only. Please note that some photographs and images appearing in this presentation are not necessarily those of the Company or accurate representations of its products or operations, but may be stock images, third-party operations, product mock-ups, and/or may have been edited for competitive or confidentiality reasons. Any third-party images not owned by the Company are used for non-commercial, illustrative, and educational 'fair use' purposes only. All images and trademarks are the property of their respective owners.

Building the leading platform for comprehensive virtual healthcare

- End-to-end, compliance-first platform for direct-to-consumer virtual primary care
- Early-mover advantage and partnership strategy create a deep competitive moat
- Affiliated 50-state medical group anchored by full-time providers who provide industry-leading, comprehensive virtual care
- Flexible and proprietary technology stack proven to support complex virtual care at scale
- 73% equity holder in WorkSimpli, a rapidly growing SaaS business in the document management space

755,000
Virtual Consults Conducted

193,000
Active Patients

$146-152M
Revenue Guidance for 2023

250+
Employees Across the US

Figures based on actual data thru 06/30/2023.

Investment highlights

- **Proven ability to operate at scale** within large and growing addressable markets thanks to robust infrastructure
- **Differentiated, end-to-end technology platform and affiliated medical group** supporting complex virtual primary care needs of ~750 new patients per day
- **Significant growth opportunities** from joint ventures, strategic partnerships, and licensing transactions
- **Adjusted EBITDA positive** with $10-13M of Adj. EBITDA forecast for 2023 and balance sheet capitalized to pursue strategy
- **High-margin products/services** generating 85%+ consolidated gross margins
- **WorkSimpli providing high-margin recurring revenue** with potential for $100M+ exit in 2024


9:41
My chart
Evan Bates
32 years old
2021
2022
14 Jul
4 Dec
22 Feb
3 Mar
4 May
1 Jun
Mar 3, 2023
Emergency room admission
Presented with severe cough
Lab work normal ranges
Medical records
My provider
Prescriptions
Documents & links
Labs & imaging

Telehealth can solve many of the biggest problems facing the U.S. healthcare system

	Need	Solution
Timeliness	1/3 of Americans don't have a primary care doctor, and the average wait time to see a family doctor is 20.6 days.[1]	At LifeMD, the median time from scheduling to the first provider appointment is only 2 hours.
Cost	Four in 10 U.S. adults say they have delayed or gone without medical care in the last year due to cost.[2]	Patients in all 50 states can see a LifeMD-affiliated provider for as little as $39/mo. via their PC or smartphone.
Access	Only 8% of Americans undergo routine, preventative screenings due mainly to issues with cost and access.[3]	Routine, preventive care is built into LifeMD's virtual primary care membership programs.
Chronic Conditions	50% of the U.S. population has a chronic disease, and 86% of healthcare costs are attributable to chronic conditions.[4]	LifeMD's comprehensive care platform, combined with lab and in-home device partners, supports the ongoing needs of patients with chronic conditions.

1. Merritt Hawkins, 2022 Survey of Physician Appointment Wait Times, 2022.
2. Gallup website, Record High in U.S. Put Off Medical Care Due to Cost in 2022, 2022
3. F. Batarseh, I. Ghassib, D. Chong, P. Su Preventive healthcare policies in the US: solutions for disease management using Big Data Analytics, 2020
4. H. Holman The Relation of the Chronic Disease Epidemic to the Health Care Crisis, 2020

A $170 billion total addressable market in the U.S.

LifeMD's virtual care platform is addressing unmet needs in primary care and specialized healthcare.

$170B
U.S. Primary Care Market

- Male and Female Sexual Health
- Insomnia
- Weight Management
- Integrative Health & Wellness
- Diabetes Management
- Hormone Therapy
- Cardiovascular Health
- Dermatology

LifeMD has built an end-to-end platform for comprehensive virtual healthcare

Patient Acquisition
Internal creative, online/offline media buying, SEO, and CRM platform

Diagnostics
Integrations with Quest & LabCorp and in-home collection

Business Intelligence
Data & analytics platform to drive compliance, acquisition, and engagement

LifeMD

Telehealth
iOS, Android, and desktop apps; 50-state affiliated medical group

Patient Care & Retention
~150-person patient care center to support medical group, education, sales, and retention

Pharmacy
Mail-order and specialty cloud pharmacy integrations with third-party pharmacies

Technology designed to provide Best-in-class experience and care for all stakeholders


LifeMD
Schedule your appointment
ASAP
Today
Tomorrow
Dr. Jennell Giles
Any available provider
Schedule an appointment
Possible conditions:
Middle ear infection
Strong evidence
Inflammation of external ear

For Patients

Patients benefit from an intuitive virtual care platform powered by a 50-state provider network, lab work partnerships, mail order pharmacy, and AI-powered tools.


Evan Bates, 40

For Providers

Streamlined workflow optimization with proprietary EHR and scheduling capabilities allow providers to focus on patient interactions that ensure the highest quality clinical care.


OPTAVIA
Weight
View all health metrics
Getting started
Weight Management Program

For Partners

Flexible partnerships with unique offerings are enabled by sophisticated de-identified data analytics, custom dashboards, and telehealth capabilities.


LifeMD
Get started today on prescription COREG CR® with LifeMD.
See If You Qualify
Get Started Now

For Industry

Life sciences companies who partner gain access to robust direct-to-patient capabilities across marketing, and medication adherence and compliance.

Our affiliated medical group, staffed by full-time providers, is central to our success

99%
Of consults start on time*

750K
Consults completed

200+
Different conditions LifeMD treats

4.92/5
Average physician rating

98%
Patients satisfied with their care

50
State coverage

Dr. Gupta
LifeMD Affiliated Provider

"I love what I do because I get the pleasure of being a part of my patients' lives."



*within 15 minutes for soonest available appointment during queue hours and within 2 minutes of scheduled appointment time slots

Our success is driven by three core pillars

DTC Telemedicine

- Subscription-based treatment + Rx Offerings
- Established, wholly-owned brands with large customer base
- Supported by mail order pharmacy capabilities
- E.D., pain, dermatology, insomnia, allergy & asthma

Virtual Primary Care

- Services include primary care, urgent care, and chronic condition management
- Supported by affiliated 50-state Medical Group
- Lab work powered by integrations with Quest, Labcorp, and GetLabs
- Weight Management/GLP-1 Program

B2B Solutions

- Digital front-door strategies for healthcare product companies
- Telehealth services for payors and employers
- Zero-cost patient flow for LifeMD platform
- Comprehensive device-supported Cardiovascular Care Program

Our track record of strategic focus and growth

2016-2019
Built a DTC platform for proprietary healthcare products

JUNE
Acquired cloud – based telehealth technology platform

DECEMBER
Launched RexMD, our first 50-state telemedicine offer

JUNE
Commenced tech build for LifeMD Virtual Primary Care (VPC) platform

FEBRUARY
Changed name of company to LifeMD

NOVEMBER
Launched VPC Platform

AUGUST
Launched Enterprise offering on VPC platform

JUNE
Launched GLP-1 offering on VPC platform

2016-2019 | 2020 | 2021 | 2022 | 2023

Clear strategy focused on scaling high-value revenue streams

Key Priorities

Virtual Primary Care

- Continue to scale weight management/GLP-1 offering
- Launch cardiovascular health and hormone therapy offerings
- Launch commercial health insurance programs in 10 states
- Prepare Medicare/Medicaid infrastructure for 2024 deployment

RexMD

- Double digit new patient growth in E.D. business
- Build and cross-sell patients to men's health primary care offerings

Partnerships

- Execute strategic partnerships in GLP-1 space
- Continue to build long-term partnerships with Life Sciences companies

Goals

- High Value Revenue Streams With Long-Term Brand Equity
- Differentiated Telehealth Offerings With Strong Retention
- 30%+ YoY Revenue Growth With ~25% Adj. EBITDA Margins
- LifeMD Synonymous With Highest Quality, Affordable Virtual Care


mounjaro
OZEMPIC
wegovy

WorkSimpli Software is rapidly growing and highly profitable

- **Rapidly growing**, global provider of Workplace and document Software-as-a-Service offerings to consumers and small businesses specializing in the pdf, resume/ HR, digital signature and forms markets
- **Over 170,000 subscribers** with platform available in approximately 20 languages globally
- Full Year 2023 revenue forecast at **$53 million and growing over 50% year-over-year**
- Highly profitable enterprise with Adjusted EBITDA margins exceeding 30% and Full Year **2023 Adjusted EBITDA forecast at $15-$18 million**
- **Scalable platform** with capabilities to rapidly expand in adjacent verticals on existing platform and provide users one-stop pricing for and access to the full suite of platform offerings
- **LifeMD maintains over 73% ownership** in WorkSimpli with asset representing potential future exit value exceeding $100 million and the source of sizeable near-term cash flow back to LifeMD
- Separately led and managed by **highly skilled and experienced management** with a demonstrated track record in building related consumer technology businesses

Our management team has deep experience leading innovative healthcare organizations



Justin Schreiber
Chief Executive Officer & Chairman
JLS | VENTURES



Marc Benathen
Chief Financial Officer
EQUINOX
blink
ANN TAYLOR



Brad Roberts
Chief Operating Officer
upa
NYU



Stefan Galluppi
Chief Innovation Officer
NTI



Jessica Friedeman
Chief Marketing Officer
healthgrades
IBM Watson



Eric Yecies
General Counsel & Chief Compliance Officer
Holland & Knight
GOODWIN



Dennis Wijnker
Chief Technology Officer
dr. evidence
CALYX



Nick Alvarez
Chief Acquisition Officer
ib Internet Brands

Our Board of Directors



John Strawn



Joseph DiTrolio, MD



Naveen Bhatia



Bertrand Velge



Roberto Simon



Bobby Jindal



Joan LaRovere, MD



William Febbo

Our businesses have experienced rapid, consecutive YoY Growth

$146M - $152M
2023E Revenue Forecast

23% - 28%
YoY Estimated Revenue Growth in '23

755K+
Patients & Customers To-Date



$146-$152M
$53M
$97M
$119M
$36M
$83M
$93M
$25M
$68M
$37M
$7M
$30M
$13M
$2M
$11M
2019A
2020A
2021A
2022A
2023E
198%
149%
28%
23-28%
Telehealth
WorkSimpli

Rapid growth in profitability after achieving adjusted EBITDA profit in Q4 '22

Annual consolidated adjusted EBITDA ($ millions)



$10-$13M
2023E
($38)M
2021A
$(15)M
2022A

Note: Consolidated adjusted EBITDA includes Telehealth and WorkSimpli results.

Rapidly expanding gross margins and increasing leverage on marketing spend driving continued growth in profitability

Consolidated Gross Margin %


90%
88%
86%
84%
82%
80%
78%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 20223

Marketing Expenses as % of Net Revenue


Net Revenue ($ Millions)
35
32
29
26
23
20
125%
100%
75%
50%
25%
0%
75%
72%
55%
62%
50%
54%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

Marketing cost as % of net revenue includes Telehealth and WorkSimpli results. Operating expenses exclude non-cash items.

LifeMD

Full year 2023 guidance reflecting substantial profitability growth

	FY 2023 GUIDANCE	FY 2022 ACTUAL	DELTA
Consolidated Net Revenue	$146 - $152 million	$119 million	+23 - 28%
Gross Margin %	87%	84%	+300 bps
Consolidated Adj. EBITDA	$10-$13 million	$(15) million	+25 to $28 million
Free Cash Flow Break-Even	Achieved in Q2 2023 ahead of previous guidance		

Strong liquidity to meet our capital and growth needs

	FY 2023 CASH FLOW GUIDANCE
End of Year 2022 Actual Cash Balance	$4 million
Plus Avenue Capital FY23 Debt Proceeds, net	+$18 million
Operating Cash Flow (incl. Interest Expense)	+$4-$8 million
Less Capex	$(6)-$(8) million
Less Preferred Dividends	$(3) million
Less Series B Preferred Stock Redemption	$(4) million
End of Year Projection for 2023 Cash Balance	**$13-15 million**

Achieved Free Cash Flow Positivity in Second Quarter 2023

In summary

- **Significant presence** within established and growing addressable markets
- **Proprietary technology platform** differentiated by leading 50-state, affiliated physician network
- **High margin products/services** generating 85%+ consolidated gross margins
- **Powerful telehealth infrastructure** enabling highly scalable differentiated offerings
- **Free cash flow breakeven** with expanding adjusted EBITDA margins
- **Diversified, non-cyclical revenue streams** covering numerous healthcare areas




Tasks
Evan Bates, 40

LifeMD

Company Contact

Marc Benathen

marc@lifemd.com

Media Contact

press@lifemd.com

